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                                                                    Exhibit 10.1

                                                                  EXECUTION COPY

                                 AMENDMENT NO. 3
                                       TO
                         RECEIVABLES PURCHASE AGREEMENT

            THIS AMENDMENT NO. 3 TO RECEIVABLES PURCHASE AGREEMENT dated as of March 22, 2005 (this "Amendment") is entered into among AVISTA RECEIVABLES CORP. (the "Seller"), AVISTA CORPORATION (the "Servicer"), RANGER FUNDING COMPANY LLC (formerly known as Receivables Capital Company LLC) (the "Conduit Purchaser") and Bank of America, N.A., as "Committed Purchaser" (in such capacity, the "Committed Purchaser") and as "Administrator" (in such capacity, the "Administrator") under the Receivables Purchase Agreement defined below. Capitalized terms used herein but not defined herein shall have the meanings provided in such Receivables Purchase Agreement.

                               W I T N E S S E T H

            WHEREAS, the Seller, the Servicer, the Conduit Purchaser, the Committed Purchaser and the Administrator are parties to that certain Receivables Purchase Agreement dated as of May 29, 2002 (as amended, restated, supplemented or otherwise modified from time to time, the "Receivables Purchase Agreement");

            WHEREAS, the Seller, the Servicer, the Conduit Purchaser, the Committed Purchaser and the Administrator have agreed to amend the Receivables Purchase Agreement on the terms and conditions hereafter set forth;

            NOW, THEREFORE, in consideration of the premises set forth above, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Seller, the Servicer, the Conduit Purchaser, the Committed Purchaser and the Administrator hereby agree as follows:

            SECTION 1. Amendments. Subject to the fulfillment of the condition precedent set forth in Section 2 below, the Receivables Purchase Agreement is hereby amended as follows:

            1.1 Section 4.01 of the Receivables Purchase Agreement is amended and restated in its entirety as follows:

            SECTION 4.01. Fees. Seller shall pay to the Administrator and the Purchasers the fees in the amounts and at the times set forth herein and in the amended and restated fee letter, dated as of March 22, 2005, among the Administrator, Parent and Seller (as amended, restated, supplemented or otherwise modified from time to time, the "Fee Letter").

            1.2 Section 7.01(c) of the Receivables Purchase Agreement is amended to delete the following proviso appearing at the end thereof:
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            provided, further that if Parent's senior unsecured long-term debt is rated below BBB- by S&P or below Baa3 by Moody's, Seller and Parent shall be obligated to pay for two such reviews in each calendar year.

            1.3 The definition of "Loss Reserve" set forth in Appendix A to the Receivables Purchase Agreement is amended and restated in its entirety as follows:

            "Loss Reserve" means, on any day, the product of (A) the Dynamic Loss Reserve Percentage as most recently calculated and (B) the Net Pool Balance on such day.

            1.4 The definition of "Required Reserves" set forth in Appendix A to the Receivables Purchase Agreement is amended and restated in its entirety as follows:

            "Required Reserves" means, on any day, an amount equal to the greater of (A) the sum of (1) the Dilution Reserve, plus (2) the Loss Reserve, plus (3) the Yield Reserve, in each case as most recently calculated, and (B) the Minimum Reserve Floor, as most recently calculated.

            1.5 The definition of "Termination Date" set forth in Appendix A to the Receivables Purchase Agreement is amended to delete the reference to "May 29, 2005" in clause (c) thereof and substitute "March 21, 2006" therefor.

            1.6 The following definition of "Minimum Reserve Floor" is added to Appendix A to the Receivables Purchase Agreement in alphabetical order therein:

            "Minimum Reserve Floor" means, on any day, an amount equal to the product of (A) the sum of (1) 8.0%, plus (2) the product of (x) the Expected Dilution, times (y) the Dilution Horizon Ratio, in each case as most recently calculated and as defined in the definition of "Dilution Reserve Percentage", times (B) the Net Pool Balance on such day.

            SECTION 2. Condition Precedent. The effectiveness of this Amendment is subject to the satisfaction of the condition precedent that the Administrator shall have received (which receipt may be by facsimile transmission) (i) counterparts of that certain amended and restated fee letter dated as of the date hereof, by and among the Seller, the Servicer and the Administrator, and
(ii) counterparts of this Amendment, executed by the Seller, the Servicer, the Conduit Purchaser, the Committed Purchaser and the Administrator.

            SECTION 3. Representations and Warranties. Each of the Seller and the Servicer hereby represents and warrants that (i) this Amendment constitutes its legal, valid and binding obligation, enforceable against such party in accordance with its terms, (ii) before and after giving effect to this Amendment, the representations and warranties of each such party, respectively, set forth in Article 6 of the Receivables Purchase Agreement are true and correct in all material respects with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date. The Seller further represents and warrants that before and after giving effect to this Amendment, no event has occurred and is continuing that constitutes a Liquidation Event or an Unmatured Liquidation Event.


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            SECTION 4. Reference to and Effect on the Receivables Purchase
Agreement.

            4.1 Upon the effectiveness of this Amendment, (i) each reference in the Receivables Purchase Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import shall mean and be a reference to the Receivables Purchase Agreement, as amended hereby, and (ii) each reference to the Receivables Purchase Agreement in any other Transaction Document or any other document, instrument or agreement executed and/or delivered in connection therewith, shall mean and be a reference to the Receivables Purchase Agreement as amended hereby.

            4.2 Except as specifically amended above, the terms and conditions of the Receivables Purchase Agreement, of all other Transaction Documents and any other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect and are hereby ratified and confirmed.

            4.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrator, the Conduit Purchaser or the Committed Purchaser under the Receivables Purchase Agreement or any other Transaction Document or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, in each case except as specifically set forth herein.

            SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

            SECTION 6. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

            SECTION 7. Section Titles. The section titles contained in this Amendment are and shall be without substance, meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

                [THE REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


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            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                    AVISTA RECEIVABLES CORP.,
                                    as Seller

                                    By:  /s/ Diane C. Thoren
                                      ----------------------------
                                       Name: Diane C. Thoren
                                       Title: Vice President


                                    AVISTA CORPORATION,
                                    as Servicer

                                    By:  /s/ Diane C. Thoren
                                      ----------------------------
                                       Name: Diane C. Thoren
                                       Title: Assistant Treasurer


                                Signature Page to
                Amendment No. 3 to Receivables Purchase Agreement
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                                    RANGER FUNDING COMPANY LLC (formerly known
                                    as Receivables Capital Company LLC), as
                                    Conduit Purchaser

                                    By:  /s/ Doris J. Hearn
                                      ----------------------------
                                       Name: Doris J. Hearn
                                       Title: Vice President


                                Signature Page to
                Amendment No. 3 to Receivables Purchase Agreement
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                                    Bank of America, N.A.,
                                    as Committed Purchaser and as Administrator

                                    By:  /s/ Robert R. Wood
                                      ----------------------------
                                       Name: Robert R. Wood
                                       Title: Principal


                                Signature Page to
                Amendment No. 3 to Receivables Purchase Agreement